UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2005

REDWOOD TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (I.R.S. Employer Identification No.)
One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)
(415) 389-7373
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 3
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 14

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 1.01. Entry into a Material Definitive Agreement.
(a)	Amendments to Employment Agreements.
     On November 13, 2005, the Board of Directors of Redwood Trust, Inc. (the “Company”), in accordance with the recommendation of the Compensation Committee of the Board of Directors, approved an amendment (each, an “Amendment”) to the Employment Agreement, or the Amended and Restated Employment Agreement, as the case may be (each, an “Agreement”), between the Company and George E. Bull III, Douglas B. Hansen, Brett D. Nicholas, Loren Picard, Andrew I. Sirkis, Harold F. Zagunis and Martin S. Hughes, respectively, each of whom is an officer of the Company (each, an “Executive”).
     Pursuant to each Amendment, notwithstanding any provision of the Agreement to the contrary:
     (i) All severance payments provided under the Agreement in connection with the termination of the employment of the Executive shall be payable in an amount equal to 75% of such payments on the date that is six months after the termination date, and the remaining 25% shall be payable in six equal monthly installments beginning on the date that is seven months after the termination date and continuing on the same date of each of the five months thereafter.
     (ii) All bonus payments provided under the Agreement in connection with the termination of the employment of the Executive shall be payable on the date that is six months after the termination date.
     Prior to the Amendment, the Agreements provided for a more accelerated schedule of severance payments and bonus payments in connection with the termination of employment.
     The foregoing is only a summary of the terms of the Amendments that are material to the Company and is qualified in its entirety by reference to the form of Amendment to Employment Agreement filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.
(b)	Modification of Dividend Equivalent Rights (“DERs”) Associated with Certain Outstanding Options.
     On November 13, 2005, the Board of Directors, in accordance with the recommendation of its Compensation Committee, approved modifications to outstanding options granted since 2003 having stock DER’s. Pursuant to the modifications, (i) stock DERs that would have otherwise accrued subsequent to the modification date of the options (which shall occur by December 31, 2005) are replaced by current pay cash DERs, and (ii) the Company will pay out in cash, at the value accrued, stock DERs that have accrued from the date of the award of the option grant through the modification date of the option (which cash payout will occur by December 31, 2005).
     In connection with the foregoing modifications, the Company and the holders of outstanding options will enter into an Amendment to Employee Non-Qualified Stock Option Grant, the form of which is filed as Exhibit 10.2 to this Current Report and incorporated by reference herein. Future grants, if any, to executive officers and other employees will be made pursuant to the terms of a new form of grant agreement, which the Company will file as an exhibit to an appropriate periodic report.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On and effective November 13, 2005, the Board of Directors of the Company amended Article X, Section 8 (the “Bylaw Amendment”) of the Company’s Amended and Restated Bylaws (the “Bylaws”).
     Pursuant to the Bylaw Amendment, notwithstanding any other provision of the charter of the Company or the Bylaws, the Maryland Control Share Acquisition Act, or any successor statute, shall not apply to the voting rights of any shares of stock of the Company acquired and held by any person pursuant to a grant by the Board of Directors of a waiver to such person of the stock ownership limitation contained in the Company’s charter. This section of the Bylaws may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.
     Prior to the adoption of the Bylaw Amendment, the Board of Directors was required to amend Article X, Section 8 each time it desired to exempt shares of stock acquired in connection with a grant of a waiver of the stock ownership limitation contained in the Company’s charter from the Maryland Control Share Acquisition Act. Pursuant to the Bylaw Amendment, such exemption from the Act will be automatic, provided the subject shares are acquired and held in accordance with the terms of the waiver granted by the Board. The Bylaw amendment also clarifies that Article X, Section 8 may be repealed at any time.
     The foregoing is only a summary of changes effected by adoption of the Bylaw Amendment and is qualified in its entirety by reference to the Bylaw Amendment filed as Exhibit 3 to this Current Report and incorporated by reference herein.
ITEM 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     On and effective November 13, 2005, the Board of Directors, in accordance with the recommendation of its Governance and Nominating Committee, amended the Company’s Code of Ethics that applies to the Company’s employees, officers and directors. Various provisions of the Code of Ethics were revised, and new provisions were added. The amended Code of Ethics, now called the Code of Business Conduct and Ethics (as amended, the “Code”), provides, among other things, greater clarification or emphasis regarding:
•	the application of the Code to officers as well as employees and directors of the Company;

•	the procedures for requesting and reporting waivers of the Code;

•	the procedures for reporting and investigating violations of the Code;

•	the protection of confidential and proprietary information;

•	prohibited conflicts of interest and the use of the Company’s property, information and opportunities; and

•	the prohibition on retaliation for reporting violations of the Code.
     The foregoing is only a summary of the nature of the amendments to the Code and is qualified in its entirety by reference to the Code, as amended, filed as Exhibit 14 to this Current Report and incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

3	Bylaw Amendment

10.1	Form of Amendment to Employment Agreement between the Company and each of George E. Bull III, Douglas B. Hansen, Brett D. Nicholas, Loren Picard, Andrew I. Sirkis, Harold F. Zagunis and Martin S. Hughes

10.2	Form of Amendment to Employee Non-Qualified Stock Option Grant

14	Code of Business Conduct and Ethics

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 17, 2005	REDWOOD TRUST, INC.
	By:	/s/ Harold F. Zagunis
Harold F. Zagunis
Vice President, Chief Financial Officer, Controller, Treasurer, and Secretary